SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                       ----------------------------

                           AMENDMENT NO.2 TO
                               FORM 8-K
                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report  (Date of earliest event reported)  February 29, 1996

                            Response USA, Inc.
             Exact name of registrant as specified in charter


          Delaware			               		0-20770	             	52-1441922
  (State or other jurisdiction	    	(Commission		          (IRS Employer
      of Incorporation)		          	 File Number)        Identification No.)


        11-K Princess Road, Lawrenceville, NJ		            08648
       (Address of principal executive offices)		       	(Zip Code)


      Registrant's telephone number,
      including area code 		(609) 896-4500





   ________________________________________________________________________
       (Former name or former address, if changed since last report)


Item 2. Acquisition or Disposition of Assets.

	On February 26, 1996, Response USA, Inc. ("the Company"), through its wholly owned subsidiary, United Security Systems, Inc. ("USS"), completed the acquisition of all of the outstanding capital stock of MSG Security Systems, Inc., a Pennsylvania Corporation ("MSG"), in exchange for $404,070.60 (of which $60,160.59 was paid by the issuance of a promissory note bearing interest at the rate of 10% per annum, payable in August (30%), September (30%), and October (40%) 1996). MSG is engaged in the installation, servicing and monitoring of electronic security systems. Substantially all of MSG's assets and liabilities except its monitoring accounts were retained by the former stockholders of MSG.

	On February 26, 1996, The Company, through USS, completed the acquisition of 1,853 electronic security monitoring and leasing accounts and related agreements and outstanding accounts receivable of Monitoring Acquisitions Corp., a Pennsylvania Corporation ("MAC"). In consideration of the acquisition, the Company paid MAC $1,598,347.80 and issued an aggregate of 127,868 shares of the Company's common stock, with certain registration rights. The principal of MAC, Alan B. Lundy, also entered into a non-competition agreement with USS.

EXHIBITS

Exhibit 1		Asset Purchase Agreement by and among Response USA,
Inc., United Security Systems, Inc. and Monitoring
Acquisitions Corp. (previously filed).

Exhibit 2		Stock Purchase Agreement by and among United Security
Systems, Inc., Melvin S. Goldberg and Susan S.
Goldberg (previously filed).

Exhibit 3		Financial Statements - filed herewith


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       							Response USA, Inc.
                                        							  (registrant)


Dated: May 14, 1996				By:/s/ RICHARD M. BROOKS
                							       Richard M. Brooks
                     								 President















EXHIBIT 3























                   	MONITORING ACQUISITION CORPORATION

                          	FINANCIAL STATEMENTS

                        	YEAR ENDED JULY 31, 1995





                   	MONITORING ACQUISITION CORPORATION













                               	CONTENTS

Financial Statements                                              	PAGE

	Independent Auditors' Report	                                        1

	Balance Sheet                                                     	  2

	Statement of Operations and Accumulated (Deficit)	                   3

	Statement of Cash Flows	                                             4

	Notes to Financial Statements                                   	5 - 7














		April 18, 1996



Board of Directors
MONITORING ACQUISITION CORPORATION
Cheltenham, Pennsylvania


		INDEPENDENT AUDITORS' REPORT


	We have audited the accompanying balance sheet of MONITORING ACQUISITION CORPORATION as of July 31, 1995, and the related statement of operations and accumulated (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with generally
accepted auditing standards.   Those standards require that
we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MONITORING ACQUISITION CORPORATION as of July 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






/s/ Bush, Levin & Tecosky
Certified Public Accountants


                    	MONITORING ACQUISITION CORPORATION

                              	BALANCE SHEET

                              	JULY 31, 1995



	ASSETS

CURRENT ASSETS
	Cash (Note 1)                                   $   30,142
	Accounts Receivable (Note 1)	                       39,805
	Loan Receivable - Individual (Note 2)	              15,000
                                                     ------
		TOTAL CURRENT ASSETS	                              84,947
                                                     ------
OTHER ASSETS
	Monitoring Contracts (Net of Accumulated
	 Amortization of $76,814) (Note 3)	              1,124,891
	Organization Costs (Net of Accumulated
	 Amortization of $170) (Note 1)	                       680
                                                  ---------
		TOTAL OTHER ASSETS	                             1,125,571
                                                  ---------
		TOTAL ASSETS	                                  $1,210,518
                                                  =========

	LIABILITIES AND STOCKHOLDER'S (DEFICIENCY)

CURRENT LIABILITIES
	Current Portion of Long-Term Debt (Note 4)	     $  252,606
	Note Payable - Related Party (Note 5)	             120,000
	Accrued Expenses	                                   17,888
	Sales Taxes Payable	                                   945
	Unearned Income (Note 1)	                           61,747
                                                    -------
		TOTAL CURRENT LIABILITIES	                        453,186

LONG-TERM DEBT (Net of Current Portion) (Note 4)	   820,269
                                                  ---------
		TOTAL LIABILITIES	                              1,273,455
                                                  ---------
STOCKHOLDER'S (DEFICIENCY)
	Common Stock (1000 Shares Authorized;
	 500 Shares Issued and Outstanding; No Par Value)	     500
	Accumulated (Deficit)                            	( 63,437)
                                                   ---------
		TOTAL STOCKHOLDER'S (DEFICIENCY)                	( 62,937)
                                                   ---------
TOTAL LIABILITIES AND STOCKHOLDER'S (DEFICIENCY)  $1,210,518
			                                               ==========
	See Notes to Financial Statements
	               2

                  	MONITORING ACQUISITION CORPORATION

             	STATEMENT OF OPERATION AND ACCUMULATED (DEFICIT)

                     	YEAR ENDED JULY 31, 1995














MONITORING INCOME	                               $  258,791

MONITORING, BILLING AND COLLECTIONS	                 33,548
                                                    -------
GROSS PROFIT	                                       225,243
                                                    -------
OPERATING EXPENSES
	Selling, General and Administrative	               174,595
	Interest	                                          114,715
                                                    -------
		TOTAL OPERATING EXPENSES	                         289,310
                                                    -------
(LOSS) - From Operations	                       (    64,067)

OTHER INCOME	                                           630
                                                    --------
NET (LOSS)                                     	(    63,437)

ACCUMULATED (DEFICIT):
	Beginning of Year	                                     -
                                                    --------
	End of Year                                   	($   63,437)
			                                                 ========









	See Notes to Financial Statements
	               3

                   		MONITORING ACQUISITION CORPORATION

                         	STATEMENT OF CASH FLOWS

                         	YEAR ENDED JULY 31, 1995





CASH FLOWS FROM OPERATING ACTIVITIES:
	Net (Loss)                                    	($   63,437)
	Adjustments to Reconcile Net (Loss) to
	 Net Cash (Used) by Operating Activities:
	  Amortization	                                     76,984
	  (Increase) in Accounts Receivable	           (    39,805)
	  (Increase) in Monitoring Contracts	          ( 1,201,705)
	  (Increase) in Organization Costs	            (       850)
	  Increase in Accrued Expenses	                     17,888
	  Increase in Sales Taxes Payable	                     945
	  Increase in Unearned Income 	                     61,747
                                                ------------
		NET CASH (USED) BY OPERATING ACTIVITIES      	( 1,148,233)
                                                ------------
CASH FLOWS FROM INVESTING ACTIVITIES
	Advance for Loan Receivable - Individual      	(    25,000)
	Payments Received from Loan Receivable -
   Individual	                                       10,000
                                                ------------
		NET CASH (USED) BY INVESTING ACTIVITIES	      (    15,000)
                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES
	Proceeds from Issuance of Long-Term Debt	        1,200,000
	Payments of Long-Term Debt                    	(   127,125)
	Net Proceeds from Note Payable-Related Party	      120,000
	Proceeds from Issuance of Common Stock	                500
                                                ------------
		NET CASH PROVIDED BY FINANCING ACTIVITIES	      1,193,375
                                                ------------
NET INCREASE IN CASH	                                30,142

CASH BALANCE:
	Beginning of Year	                                     -
                                                -----------
	End of Year                                     $   30,142
                                                ===========

Note:  Cash Paid During the Year for:
		   Interest                                    $   99,577






	See Notes to Financial Statements
4

                		MONITORING ACQUISITION CORPORATION

                   	NOTES TO FINANCIAL STATEMENTS

                      	YEAR ENDED JULY 31, 1995




(1)	Summary of Significant Accounting Policies:

		The significant accounting policies followed by the Company in maintaining accounting records and presenting financial statements are as follows:

		Nature of Business and Concentration of Credit Risk

		The Company commenced business in August, 1994. The Company's operations consist principally of the monitoring and maintenance services of security and fire alarm systems for residential and commercial properties in the Mid-Atlantic states. Accounts receivable are from a large number of customers.

		Cash and Cash Equivalents

		For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

		Accounting Methods

		Assets, liabilities, revenues and expenses are recognized on the accrual method of accounting.

		Revenue Recognition

		The Company recognizes monitoring services as revenue in the accounting period that corresponds to the month for which the service is billed. Monitoring services received or receivable, but not recognized as revenue as of July 31, are recorded as unearned income.

		Accounts Receivable/Allowance for Bad Debts

		For financial reporting purposes, the Company utilizes the allowance method of accounting for doubtful accounts. At July 31, 1995, management estimates that all of the receivables are collectible; therefore, no allowance has been established.

		Organization Costs

		Legal fees associated with the organization of the Corporation are being amortized on the straight line method over 60 months.
Amortization expense charged to operations for the year ended July
31, 1995 was $170.


5

                  		MONITORING ACQUISITION CORPORATION

                     	NOTES TO FINANCIAL STATEMENTS

                        	YEAR ENDED JULY 31, 1995




(2)	Loan Receivable - Individual

		The loan receivable from an unrelated individual bears interest at 10.5% and is unsecured. Interest income for the year ended July
31, 1995 was $540.

(3)	Monitoring Contracts

		The Company purchased twelve packages of monitoring contracts during the year. The contracts are being amortized over a period of 10 years using the straight-line method. Amortization expense was $76,814 for the year ended July 31, 1995.

(4)	Long-Term Debt

		The following is a summary of long-term debt at July 31, 1995:

		Notes payable to various individuals, payable
		in monthly installments of $2,938 including
		interest at 18%, maturity date August 1,
		1998, secured by specific alarm accounts
		stated in the installment note agreement.                      	$  165,893

		Notes payable to various individuals, payable
		in monthly installments of $2,783 including
		interest at 15%, maturity dates ranging from
		September 1, 1998 to July 1, 1999, secured by
		specific alarm accounts stated in the installment
		note agreement.	                                                   906,982
                                                                   ---------
		     Total Long-Term Debt	                                       1,072,875

		     Less:  Current Portion of Long-Term Debt	                     252,606
                                                                   ---------
		     Net Long-Term Debt                                        	$  820,269
                                                                   =========









6

                  		MONITORING ACQUISITION CORPORATION

                     	NOTES TO FINANCIAL STATEMENTS

                       	YEAR ENDED JULY 31, 1995




(4)	Long-Term Debt (Continued)

		Maturities of long-term debt are as follows:

		           July 31, 1996        	$  252,606
		                    1997	           298,426
		                    1998	           348,240
		                    1999	           173,603
                                    ---------
                                			$1,072,875
	                                   =========

(5)	Note Payable - Related Party

		The note payable to a related party is unsecured and bears interest at 10%. Interest expense for the year ended July 31, 1995 was $1,971.

(6)	Income Taxes

		The Company, operating as a C Corporation, sustained a net operating loss of $63,437 which can be carried forward to offset future federal taxable income to the year 2010 and state taxable income to the year 1996. No deferred income taxes existed at July
31, 1995.

(7)	Subsequent Events

		On February 29, 1996, the Company entered into an asset purchase agreement, whereby the Company sold certain assets and accounts receivable in exchange for cash of $1,604,446 and shares of the purchaser's common stock valued at $639,339.

		The proceeds from the asset purchase agreement were used to retire all of the Company's outstanding debts.













7